C1 Intangible assets	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about intangible assets [abstract]
C1 Intangible assets

Intangible assets

Intangible assets
	2022			2021
	Capitalized development expenses	Goodwill	Customer relationships, IPR 1) , and other intangible assets	Capitalized development expenses	Goodwill	Customer relationships, IPR 1) , and other intangible assets
Cost
Opening balance	19,158	44,963	55,936	18,049	41,592	53,913
Additions	1,720	—	126	962	—	131
Balances regarding acquired/divested business 2)	—	40,881	23,451	—	725	(95)
Disposals	—	—	(452)	—	—	(18)
Translation differences	218	5,070	3,793	147	2,646	2,005
Closing balance	21,096	90,914	82,854	19,158	44,963	55,936

Accumulated amortizations
Opening balance	(11,885)	—	(44,456)	(10,447)	—	(41,721)
Amortizations	(1,586)	—	(1,991)	(1,343)	—	(1,164)
Balances regarding divested business 2)	—	—	22	—	—	—
Disposals	—	—	452	—	—	18
Translation differences	(175)	—	(2,797)	(95)	—	(1,589)
Closing balance	(13,646)	—	(48,770)	(11,885)	—	(44,456)

Accumulated impairment losses
Opening balance	(3,745)	(6,759)	(7,650)	(3,745)	(6,647)	(7,387)
Balances regarding divested business 2)	—	415	81	—	—	—
Impairment losses	—	—	(61)	—	(112)	(201)
Translation differences	—	—	(114)	—	—	(62)
Closing balance	(3,745)	(6,344)	(7,744)	(3,745)	(6,759)	(7,650)
Net carrying value	3,705	84,570	26,340	3,528	38,204	3,830

1)	Intellectual property rights.

2)	For more information on acquired/divested businesses, see note E2 “Business combinations.”
The total goodwill for the Company is SEK 84.6 (38.2) billion and is allocated to the operating segments
 Networks, with SEK 28.5 (25.8) billion, Cloud Software and Service
s
, with SEK 3.6 (3.2) billion and Enterprise, with SEK 52.5 (9.2) billion, of which Vonage SEK 42.0 billion and Cradlepoint SEK 9.0 billion.

Segment Other does not carry goodwill. More information is disclosed in note B1 “Segment information.”
Impairment losses
In segment Enterprise there was an impairment loss of intangibles of SEK 61 million in a business related to the Internet of Things during 2022 due to a strategic decision to discontinue the business operation, which is reported on the line item Research and development expenses in the income statement
.
In 2021 there was an impairment loss of SEK 176 million in the restated segment Enterprise and an impairment loss of SEK 137 million in the restated segment Cloud Software and Services. The impairment losses for 2020 is considered immaterial.
Intangible assets
The carrying value of customer relationships, IPR, and other intangible assets is SEK 26.3 (3.8) billion, of which customer relationships, acquired through the Vonage transaction, amount to SEK 18.8 billion with a remaining amortization period of 7 to 10 years.
Capitalized development expenses
The Company capitalizes 5G radio product development costs which are amortized over a period of 3 years. In considering the Company’s climate-related aim to have more energy efficient products, the Company continually assesses the impact of future radio product improvements on the recoverability of such development costs. The conclusion is that the carrying value at year end is appropriate as the amortization period and product development lifecycle are relatively short.
Goodwill allocation
Goodwill from the previous CGU Digital Services has been transferred to the new CGU Cloud Software and Services and goodwill from the Vonage acquisition during the year has been allocated to the Vonage CGU within segment Enterprise. Other than that
,
the goodwill allocation has not changed.
Impairment tests
Each of segment Networks and segment Cloud Software and Services is a CGU and there are several CGUs within segment Enterprise. The value in use method has been used for goodwill impairment testing, which means that the recoverable amounts for CGUs are established as the present value of expected future cash flows based on business plans approved by management.
Estimation of future cash flows includes assumptions mainly for the following key financial parameters:
–	Sales growth
–	Development of EBIT (based on EBIT margin or cost of goods sold and operating expenses relative to sales)
–	Related development of working capital and capital expenditure requirements.
The assumptions regarding industry-specific market drivers and market growth are based on industry sources as input to the projections made within the Company for the development 2023–2027 for key telecom industry parameters:
–
By 2027, about 35 years after the introduction of digital mobile technology, it is predicted that there will be 9.1 billion mobile subscriptions (excl. Cellular IoT). Out of all mobile subscriptions, 7.9 billion will be associated with a smartphone.

–	The number of 5G subscriptions is forecasted to reach 4.3 billion (excluding Cellular IoT) by the end of 2027.
–
By 2027, about 42 billion connected devices are forecasted, of which over 30 billion will be related to Internet of Things, IoT. Connected IoT devices including connected cars, machines, meters, sensors, point-of-sale
terminals, consumer electronics and wearables.

–	Cellular IoT is predicted to grow from 3.1 billion devices in end of 2023 to 5.0 billion devices in end of 2027.
–
Mobile data traffic volume is estimated to increase by more than two times in the period 2023–2027. The mobile traffic is driven by smartphone users and video traffic, with mobile video traffic forecasted to grow by almost 30% annually through 2027 to account for approximately 80% of all mobile data traffic.

The assumptions are also based upon information gathered in the Company’s long-term strategy process, including assessments of new technology, the Company’s competitive position and new types of business and customers, driven by the continued integration of telecom and data.
The forecasted cash flows are based on a five-year business plan. The CGUs Vonage and Cradlepoint have assumed a forecasted growth above 20% per year over the next five years followed by a gradual decline in growth rates. The assumptions reflect the expected high growth market conditions in which both CGUs are present. Market maturity and market growth at long term sustainable levels (nominal rates described below) are not expected to be reached until after ten years. It is noted that it is more difficult to estimate market conditions the further into the future they are forecasted.
Sales growth in the Enterprise segment is driven by the adoption of 5G and the convergence of 5G and Cloud communications in the enterprise market. The Enterprise Private Network and Wireless WAN addressable market is expected to grow with a CAGR of 34% 2022–2025 and by 2025 the Cloud Communications total addressable market is estimated to reach USD 73 billion, up from USD 41 billion in 2021.
Projections over extended time periods where the estimated cash flow growth exceeds that of the market in which the Company operates are inherently uncertain. The recoverable amount for CGU Vonage would equal the carrying value, if the expected sales growth per year is reduced by circa 3% until assuming steady state, or if a 4% decrease in the long term EBIT margin would be applied. Likewise, an increase in the applied WACC for Vonage by 1.5% would give the same outcome.
For the other CGUs there are no reasonably possible changes that would lead to the carrying value not being recoverable.
The growth rates after the forecast period have increased this year as a result of the increase in risk-free rates. All CGUs use a nominal annual growth rate of 2.0% (1.5%) per year after the forecast period, except Vonage which uses a rate of 3.5%. The higher rate for Vonage is due to the higher risk-free rate implied by USD treasury bonds, which are used as the cash flows are forecasted in USD.
An
after-tax
discount rate has been applied for the discounting of projected after-tax
cash flows. Rates per CGU:

Post-tax discount rates (%)
CGU	2022	2021
Networks	9.0	7.5
Cloud Software and Services	10.0	8.0
Vonage	9.5	—
Cradlepoint	9.5	10.0
iconectiv	10.0	9.0
Emodo	14.5	12.0
Red Bee Media	11.0	9.5
The Company’s discounting is based on
after-tax
future cash flows and
after-tax
discount rates. This discounting is not materially different from a discounting based on before-tax
future cash flows and
before-tax
discount rates, as required by IFRS. In note A1 “Significant accounting policies,” and note A2 “Critical accounting estimates and judgments,” further disclosures are given regarding goodwill impairment testing. The assumptions for 2021 are disclosed in note C1 “Intangible assets” in the Annual Report of 2021.
Risk assessment on the business plans is carried out on a regular basis and an impairment review will be performed if conditions suggest that such assets may be impaired.